[LOGO] Merrill Lynch  Investment Managers

Annual Report

June 30, 2001

Merrill Lynch
Global SmallCap
Fund, Inc.

www.mlim.ml.com

                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Kenneth Chiang, Senior Vice President and Senior Portfolio Manager Hubertus Aarts, Vice President
James E. Russell, Vice President
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

DEAR SHAREHOLDER

Fiscal Year in Review

Merrill Lynch Global SmallCap Fund, Inc. outperformed its benchmark during the 12-month period ended June 30, 2001. The total returns for the Fund's Class A, Class B, Class C and Class D Shares for the year ended June 30, 2001 were -3.60%, -4.57%, -4.57% and -3.83%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders). This compares to the -5.08% price return (in US dollars) for the unmanaged benchmark Morgan Stanley Capital International (MSCI) Developed World SmallCap Index during the same period.

The Fund's outperformance stemmed from overweightings in US and Chinese markets, an underweighting in the Japanese market, and stock selection in Australia and Sweden. The Fund was negatively affected by stock selection in Canada and Europe and by the weakness in the euro.

In North America, the Fund's performance was aided by overweighting the savings banks, property/casualty insurance industries, health services sector, process industries sector, and transportation sector. Investments in the communications and health technology sectors proved detrimental to performance relative to the benchmark.

In Europe, investments in the consumer services sector in France, Germany and the Netherlands, as well as investments in the communications and industrial services sectors in the United Kingdom, weakened the Fund's relative performance against the benchmark. An overweighted position in the Swedish health services sector and stock selection in the Swedish technology services sector bolstered performance compared to the benchmark.

In Asia, underweighted positions in the Japanese electronic technology and producer manufacturing sectors, as well as stock selection in the Australian consumer services sector, fueled a positive contribution to the Fund's relative return. In addition, hedges against the Japanese yen protected against potential losses from the deterioration in the yen exchange rate.

Portfolio Matters and Investment Strategy

We are optimistic about the outlook for small cap companies globally despite the decelerating earnings environment, the prospect of a global slowdown, and the recent technology bust. While the smaller companies' universe comprises the smallest segment of the market, it has the largest number of companies with over 10,000. Within this universe, we believe that there are unique, innovative or niche companies that may be poised to grow despite the challenging economic conditions that we are encountering. Merrill Lynch Global SmallCap Fund is a portfolio of companies that the Global SmallCap management team views as having the best managements and businesses on a worldwide basis.

While investors have been focusing their attention on finding the next new blockbuster technology stock, China has now become the largest trading partner of the United States and has consistently delivered rapid 5% plus gross domestic product (GDP) growth during the last decade despite the Asian crisis. The private sector has become a significant portion of overall GDP, and with it the promise of private housing and automobile ownership. Our holdings in China, such as Qingling Motor Company and China Brilliance Automotive, have been the beneficiaries of the increase in private sector wealth and the desire for automobile ownership. In addition, our two Chinese housing companies, Henderson China Holdings Limited and China Resources Beijing Land Limited, are directly exposed to the growing private real estate market in China. Because investors shunned these companies in 2000, we were able to acquire positions in them at a significant discount to net asset value and at a low single-digit cash flow multiple.

Other emerging markets that have suffered significantly over the last four years have not looked more attractive in over a decade on a valuation basis and appear poised for significant domestic recovery. We have recently added to our holdings in South Korea and Thailand, where we are leveraged to early cyclical movers in banks and cyclical companies. However, we are still cautious on Latin America because of Argentina's severe indebtedness. We believe this will be a continued drag on the strength of the Latin American economies. In the United States and Europe, we are focusing on early-cycle industries that have severely discounted valuations, which we believe will be beneficiaries of global reflation as a result of monetary policy easing in the United States and, eventually, the Eurozone. The automotive and trucking sectors appear to have prematurely discounted a recession, with companies selling near or at prior recessionary lows relative to book value. Companies such as Lear Corporation, which makes automotive component systems, Dana Corporation, which makes trucking systems, and Textron, Inc., which makes diversified industrial parts, are at near lows for the decade based on various valuation measures.

We also have been opportunistic in investing in fallen growth companies that may have a second chance for resurgence. However, we are investing cautiously based on asset values and cash flow. Companies such as Aether Systems, Inc., once a darling of the wireless world, are currently selling below cash value, meaning that we are purchasing the company and management for free. Leica Geosystems AG, a laser measurement leader, has phenomenal management and generates significant cash flow while it reinvests in next-generation satellite and aerial-based measurement systems.

Finally, smaller companies will continue to outperform their larger counterparts for several reasons. First, smaller companies are in the second year of playing catch-up following almost five years of underperformance relative to their larger cap counterparts. Second, although small caps have begun outperforming, an unjustified large relative valuation discount of small caps to large caps still exists. Lastly, cyclical recovery is driving small cap indexes higher because of constituencies of more cyclically sensitive companies.

In Conclusion

For investors with a long-term focus, we believe opportunities are abundant in small company stocks globally. In US dollar terms, small cap stocks have begun outperforming large cap stocks in several cornerstone markets such as the United States, United Kingdom and Japan. In addition, small cap stock valuations relative to growth prospects continue to be very attractive compared to those of larger companies. We believe that our diversified portfolio of small cap companies will continue to prosper and provide value to our shareholders through the current economic uncertainty that will no doubt end. We are confident that several of our portfolio companies have the potential to emerge as future industry leaders over the long term as a result of their revolutionary innovation and focused managements.

We thank you for your continued interest in Merrill Lynch Global SmallCap Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth Chiang

Kenneth Chiang
Senior Vice President and
Senior Portfolio Manager

August 1, 2001


                                     2 & 3

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

                              [LINE GRAPH OMITTED]

Total Return Based on a $10,000 Investment--Class A Shares and Class C Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the MSCI Small Cap World Index. Beginning and ending values are:

                                                        10/21/94**     6/01
Merrill Lynch Global SmallCap Fund, Inc.+--
Class A Shares*                                           $9,475      $22,049
Merrill Lynch Global SmallCap Fund, Inc.+--
Class C Shares*                                           $10,000     $21,696
MSCI Small Cap World Index++                              $10,000     $13,322

Total Return Based on a $10,000 Investment--Class B Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class D Shares compared to growth of an investment in the MSCI Small Cap World Index. Beginning and ending values are:

                                                         8/05/94**     6/01
Merrill Lynch Global SmallCap Fund, Inc.+--
Class B Shares*                                           $10,000     $21,278
Merrill Lynch Global SmallCap Fund, Inc.+--
Class D Shares*                                           $9,475      $21,289
MSCI Small Cap World Index++                              $10,000     $13,083

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

** Commencement of operations.

 + Merrill Lynch Global SmallCap Fund, Inc. invests in a diversified portfolio of equity securities of issuers with relatively small market capitalizations located in various foreign countries and the United States.

++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. The start date for the Index in the Class A and Class C Shares' graph is from 10/31/94 and in the Class B and Class D Shares' graph is from 8/31/94.

Average Annual Total Return

                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
  ==============================================================================
  Class A Shares*
  ==============================================================================
  One Year Ended 6/30/01                          - 3.60%             - 8.66%
  ------------------------------------------------------------------------------
  Five Years Ended 6/30/01                        +15.63              +14.39
  ------------------------------------------------------------------------------
  Inception (10/21/94) through 6/30/01            +13.46              +12.55
  ------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                                    % Return       % Return
                                                  Without CDSC   With CDSC**
  ==============================================================================
  Class B Shares*
  ==============================================================================
  One Year Ended 6/30/01                             - 4.57%        - 8.24%
  ------------------------------------------------------------------------------
  Five Years Ended 6/30/01                           +14.44         +14.21
  ------------------------------------------------------------------------------
  Inception (8/05/94) through 6/30/01                +11.56         +11.56
  ------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
** Assuming payment of applicable contingent deferred sales charge.
  ==============================================================================
                                                    % Return       % Return
                                                  Without CDSC   With CDSC**
  ==============================================================================
  Class C Shares*
  ==============================================================================
  One Year Ended 6/30/01                             - 4.57%        - 5.48%
  ------------------------------------------------------------------------------
  Five Years Ended 6/30/01                           +14.43         +14.43
  ------------------------------------------------------------------------------
  Inception (10/21/94) through 6/30/01               +12.28         +12.28
  ------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.
  ==============================================================================
                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
  ==============================================================================
  Class D Shares*
  ==============================================================================
  One Year Ended 6/30/01                           - 3.83%            - 8.88%
  ------------------------------------------------------------------------------
  Five Years Ended 6/30/01                         +15.34             +14.10
  ------------------------------------------------------------------------------
  Inception (8/05/94) through 6/30/01              +12.45             +11.57
  ------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the inception period.)
** Assuming maximum sales charge.


                                     4 & 5

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                    6 Month        12 Month     Since Inception
As of June 30, 2001                              Total Return    Total Return    Total Return
================================================================================================
ML Global SmallCap Fund, Inc. Class A Shares        -4.98%          -3.60%         +132.75%
------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class B Shares        -5.44           -4.57          +112.81
------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class C Shares        -5.45           -4.57          +116.99
------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class D Shares        -5.05           -3.83          +124.71
================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are from 10/21/94 for Class A & Class C Shares and from 8/05/94 for Class B & Class D Shares.

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                  Shares                                                               Percent of
EUROPE           Industries                        Held               Investments                Cost         Value    Net Assets
=================================================================================================================================
Denmark          Chemicals                        74,000   Novozymes A/S 'B'                  $1,466,885   $ 1,544,121    0.5%
                 ----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Denmark        1,466,885     1,544,121    0.5
=================================================================================================================================
Finland          Electronic Equipment            192,000   Perlos Oyj                          2,479,897     1,771,764    0.6
                 & Instruments
                 ----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Finland        2,479,897     1,771,764    0.6
=================================================================================================================================
France           Energy Equipment &               44,500   Bouygues Offshore SA                2,299,583     1,979,753    0.6
                 Service                          20,400   Coflexip SA (ADR)*                    863,586     1,387,200    0.5
                                                                                              ----------    ----------    ---
                                                                                               3,163,169     3,366,953    1.1
                 ----------------------------------------------------------------------------------------------------------------
                 Media                           130,300  +JC Decaux SA                        1,835,197     1,742,929    0.6
                                                  60,000   M6 Metropole Television             2,057,765     1,268,376    0.4
                                                  26,000   Societe Television Francaise 1      1,046,425       758,520    0.3
                                                                                              ----------    ----------    ---
                                                                                               4,939,387     3,769,825    1.3
                 ----------------------------------------------------------------------------------------------------------------
                 Metals & Mining                  39,900   Pechiney SA 'A'                     1,956,326     2,026,760    0.7
                 ----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in France        10,058,882     9,163,538    3.1
=================================================================================================================================
Germany          Chemicals                       152,000   MG Technologies AG                  1,958,076     1,545,485    0.5
                 ----------------------------------------------------------------------------------------------------------------
                 Commercial Services & Supplies  107,360  +Techem AG                           2,259,258     2,708,551    0.9
                 ----------------------------------------------------------------------------------------------------------------
                 Construction & Engineering       97,000   Hochtief AG                         2,372,502     1,769,690    0.6
                 ----------------------------------------------------------------------------------------------------------------
                 Distributors                     73,000   Stinnes AG                          1,568,786     1,514,144    0.5
                 ----------------------------------------------------------------------------------------------------------------
                 Electronic Equipment             55,100   Pfeiffer Vacuum Technology AG       2,188,489     1,772,611    0.6
                 & Instruments
                 ----------------------------------------------------------------------------------------------------------------
                 Food Products                   128,000   Kamps AG                            1,206,063     1,186,595    0.4
                 ----------------------------------------------------------------------------------------------------------------
                 Media                            78,000  +PrimaCom AG (ADR)*                  1,922,199       265,980    0.1
                 ----------------------------------------------------------------------------------------------------------------
                 Road & Rail                      60,500  +Fraport AG                          1,745,302     1,674,871    0.6
                 ----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Germany       15,220,675    12,437,927    4.2
=================================================================================================================================
Ireland          Airlines                         82,500   Ryanair Holdings PLC                  869,397       855,595    0.3
                 ----------------------------------------------------------------------------------------------------------------
                 Containers & Packaging        1,043,200   Jefferson Smurfit Group PLC         2,147,868     1,925,317    0.6
                 ----------------------------------------------------------------------------------------------------------------
                 Food Products                   130,500   Kerry Group PLC 'A'                 1,636,440     1,491,498    0.5
                 ----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Ireland        4,653,705     4,272,410    1.4
=================================================================================================================================
Italy            Leisure Equipment & Products    318,000  +Ferretti SpA                          750,842     1,033,800    0.3
                 ----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Italy            750,842     1,033,800    0.3
=================================================================================================================================
Netherlands      Distributors                    164,425   Petroplus International NV          1,833,766     2,505,640    0.8
                 ----------------------------------------------------------------------------------------------------------------
                 Leisure Equipment & Products    282,500   Head NV (NY Registered Shares)      1,953,904     1,079,150    0.4
                 ----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in the
                                                           Netherlands                         3,787,670     3,584,790    1.2
=================================================================================================================================
Norway           Banks                            58,000   Sparebanken NOR
                                                           (Capital Certificates)              1,729,995     1,649,439    0.6
                 ----------------------------------------------------------------------------------------------------------------
                 Paper & Forest Products          43,400   Norske Skogindustrier ASA             660,780       657,794    0.2
                 ----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Norway         2,390,775     2,307,233    0.8
=================================================================================================================================
Spain            Textiles & Apparel              129,900  +Industria de Disenso Textil, SA     1,654,608     2,072,997    0.7
                 ----------------------------------------------------------------------------------------------------------------
                 Transportation Infrastructure   195,000   Autopistas, Concesionaria
                                                           Espanola SA                         1,906,819     1,773,034    0.6
                 ----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Spain          3,561,427     3,846,031    1.3
=================================================================================================================================
Sweden           Diversified Financials           13,500  +D. Carnegie & Co. AB                  144,200       154,404    0.1
                 ----------------------------------------------------------------------------------------------------------------
                 Health Care                     158,000  +Capio AB                            1,163,779     1,153,931    0.4
                 Providers & Services
                 ----------------------------------------------------------------------------------------------------------------
                 Paper & Forest Products         105,000   Svenska Cellulosa AB (SCA) 'B'      2,137,891     2,223,391    0.7
                 ----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Sweden         3,445,870     3,531,726    1.2
=================================================================================================================================
Switzerland      Building Products                 8,300   Gerberit International AG
                                                           (Registered Shares)                 2,273,059     1,870,097    0.6
                 ----------------------------------------------------------------------------------------------------------------
                 Electronic Equipment             13,900  +Leica Geosystems AG                 3,287,477     3,982,476    1.4
                 & Instruments
                 ----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Switzerland    5,560,536     5,852,573    2.0
=================================================================================================================================


                                     6 & 7

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

EUROPE                                               Shares                                                               Percent of
(concluded)         Industries                        Held                 Investments             Cost          Value    Net Assets
====================================================================================================================================
United Kingdom      Biotechnology                   105,000  +Celltech Group PLC                $ 1,851,795   $ 1,769,111    0.6%
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies  268,000   Nestor Healthcare Group PLC         2,112,709     2,080,572    0.7
                    ----------------------------------------------------------------------------------------------------------------
                    Construction Materials          240,000   RMC Group PLC                       2,527,177     2,312,122    0.8
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financials           69,900   Schroders PLC                       1,401,118       803,663    0.3
                    ----------------------------------------------------------------------------------------------------------------
                    Oil & Gas                     1,768,000   UK Coal PLC                         1,961,512     2,262,729    0.8
                    ----------------------------------------------------------------------------------------------------------------
                    Specialty Retail              1,350,000   Electronics Boutique PLC            1,248,410     2,026,798    0.6
                    ----------------------------------------------------------------------------------------------------------------
                                                              Total Investments in the
                                                              United Kingdom                     11,102,721    11,254,995    3.8
====================================================================================================================================
                                                              Total Investments in Europe        64,479,885    60,600,908   20.4
====================================================================================================================================
LATIN AMERICA
====================================================================================================================================
Brazil              Paper & Forest Products         110,000   Aracruz Celulose SA (ADR)*          1,933,764     2,057,000    0.7
                    ----------------------------------------------------------------------------------------------------------------
                    Tobacco                         308,000   Souza Cruz SA                       1,596,595     1,534,999    0.5
                    ----------------------------------------------------------------------------------------------------------------
                                                              Total Investments in Latin
                                                              America                             3,530,359     3,591,999    1.2
====================================================================================================================================
NORTH AMERICA
====================================================================================================================================
Bermuda             Insurance                        49,000   PartnerRe Ltd.                      2,327,600     2,714,600    0.9
                    ----------------------------------------------------------------------------------------------------------------
                                                              Total Investments in Bermuda        2,327,600     2,714,600    0.9
====================================================================================================================================
Canada              Metals & Mining                 156,000   Falconbridge Limited                1,826,822     1,669,373    0.6
                    ----------------------------------------------------------------------------------------------------------------
                                                              Total Investments in Canada         1,826,822     1,669,373    0.6
====================================================================================================================================
United States       Auto Components                  44,300   BorgWarner, Inc.                    1,989,448     2,198,166    0.8
                                                    106,000   Dana Corporation                    1,899,788     2,474,040    0.8
                                                    105,000  +Lear Corporation                    3,377,953     3,664,500    1.2
                                                                                                 ----------    ----------    ---
                                                                                                  7,267,189     8,336,706    2.8
                    ----------------------------------------------------------------------------------------------------------------
                    Banks                            35,300   Astoria Financial Corporation       1,683,925     1,887,844    0.6
                                                     90,000   Banknorth Group, Inc.               1,437,991     2,038,500    0.7
                                                     50,000   Charter One Financial, Inc.         1,259,946     1,595,000    0.6
                                                     35,000   Dime Bancorp, Inc.                    613,840     1,303,750    0.4
                                                    106,800   Dime Bancorp, Inc. (Warrants) (a)      25,315        22,428    0.0
                                                    130,000   National Commerce Financial
                                                              Corporation                         3,223,375     3,168,100    1.1
                                                    230,000   Sovereign Bancorp, Inc.             2,840,931     2,888,800    1.0
                                                     52,000   TCF Financial Corporation           2,256,998     2,408,120    0.8
                                                                                                 ----------    ----------    ---
                                                                                                 13,342,321    15,312,542    5.2
                    ----------------------------------------------------------------------------------------------------------------
                    Biotechnology                    38,000  +Arena Pharmaceuticals, Inc.         1,086,405     1,081,480    0.4
                                                     67,200  +Celgene Corporation                 1,139,060     1,938,720    0.6
                                                     21,250  +Invitrogen Corporation              1,369,396     1,445,000    0.5
                                                                                                 ----------    ----------    ---
                                                                                                  3,594,861     4,465,200    1.5
                    ----------------------------------------------------------------------------------------------------------------
                    Chemicals                        14,200  +Peabody Energy Corporation            397,600       465,050    0.1
                                                    135,000   Solutia Inc.                        1,700,961     1,721,250    0.6
                                                                                                 ----------    ----------    ---
                                                                                                  2,098,561     2,186,300    0.7
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies   92,000  +Allied Waste Industries, Inc.         791,898     1,718,560    0.6
                                                    108,700  +Watson Wyatt & Company Holdings     1,387,560     2,541,406    0.8
                                                                                                 ----------    ----------    ---
                                                                                                  2,179,458     4,259,966    1.4
                    ----------------------------------------------------------------------------------------------------------------
                    Communications Equipment         99,000  +AudioCodes Ltd.                       864,247       678,150    0.2
                                                    273,800  +Netro Corporation                   2,036,976     1,034,964    0.4
                                                    289,100  +Turnstone Systems, Inc.             2,051,595     1,763,510    0.6
                                                                                                 ----------    ----------    ---
                                                                                                  4,952,818     3,476,624    1.2
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financials           47,800  +Instinet Group Incorporated           693,100       890,992    0.3
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication    43,400  +Tellium, Inc.                         651,000       651,000    0.2
                    Services
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities               33,600   DTE Energy Company                  1,301,543     1,560,384    0.5
                    ----------------------------------------------------------------------------------------------------------------
                    Electrical Equipment             56,600  +Benchmark Electronics, Inc.         1,305,843     1,378,776    0.5
                                                    101,300  +Rayovac Corporation                 1,975,350     2,157,690    0.7
                                                                                                 ----------    ----------    ---
                                                                                                  3,281,193     3,536,466    1.2
                    ----------------------------------------------------------------------------------------------------------------
                    Electronic Equipment              6,600  +Amkor Technology, Inc.                116,571       145,860    0.0
                    & Instruments                    14,500  +Integrated Circuit
                                                              Systems, Inc.                         217,500       268,395    0.1
                                                     47,700  +Optimal Robotics Corp.              1,355,860     1,812,600    0.6
                                                    104,900  +SCI Systems, Inc.                   2,409,018     2,674,950    0.9
                                                     45,000  +Sawtek Inc.                           759,002     1,051,200    0.4
                                                                                                 ----------    ----------    ---
                                                                                                  4,857,951     5,953,005    2.0
                    ----------------------------------------------------------------------------------------------------------------
                    Energy Equipment &               15,000  +Hydril Company                        255,000       337,500    0.1
                    Service                         132,000  +Key Energy Services, Inc.           1,399,617     1,430,880    0.5
                                                    246,000  +Parker Drilling Company             1,236,226     1,599,000    0.5
                                                                                                 ----------    ----------    ---
                                                                                                  2,890,843     3,367,380    1.1
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Drug Retailing            44,000  +Duane Reade Inc.                    1,541,814     1,430,000    0.5
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products                   256,000  +Del Monte Foods Company             2,231,632     2,145,280    0.7
                    ----------------------------------------------------------------------------------------------------------------
                    Gas Utilities                    16,000   Energen Corporation                   550,156       441,600    0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Equipment &          32,800  +Applera Corporation--
                    Supplies                                  Celera Genomics Group               1,537,589     1,300,848    0.4
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care                      91,600   Bergen Brunswig Corporation
                    Providers & Services                      (Class A)                           1,366,917     1,760,552    0.6
                                                    216,000  +Caremark Rx, Inc.                   2,584,864     3,553,200    1.2
                                                     83,500  +MedQuist Inc.                       2,018,769     2,511,680    0.8
                                                     82,600  +PSS World Medical, Inc.               468,618       495,600    0.2
                                                     51,500  +Province Healthcare Company         1,715,729     1,721,130    0.6
                                                      1,579  +WebMD Corporation                      13,323        10,974    0.0
                                                                                                 ----------    ----------    ---
                                                                                                  8,168,220    10,053,136    3.4
                    ----------------------------------------------------------------------------------------------------------------


                                     8 & 9

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

NORTH AMERICA                                    Shares                                                                  Percent of
(concluded)      Industries                       Held                  Investments                 Cost         Value    Net Assets
===================================================================================================================================
United States    Hotels, Restaurants & Leisure   100,000  +AFC Enterprises, Inc.                 $1,700,000   $ 1,915,000    0.7%
(concluded)                                       61,000  +MGM Mirage Inc.                        1,688,475     1,827,560    0.6
                                                 150,000  +Mandalay Resort Group                  3,172,016     4,110,000    1.4
                                                                                                 ----------     ---------    ---
                                                                                                  6,560,491     7,852,560    2.7
                 -------------------------------------------------------------------------------------------------------------------
                 IT Consulting & Services         74,900  +Tanning Technology Corporation           283,281       363,265    0.1
                 -------------------------------------------------------------------------------------------------------------------
                 Industrial Conglomerates         51,700  +Mettler-Toledo International           2,274,183     2,236,025    0.7
                                                  36,500   Textron, Inc.                          1,853,753     2,008,960    0.7
                                                                                                 ----------     ---------    ---
                                                                                                  4,127,936     4,244,985    1.4
                 -------------------------------------------------------------------------------------------------------------------
                 Insurance                        34,000   Allmerica Financial Corporation        1,965,860     1,955,000    0.7
                                                  37,000   Everest Re Group, Ltd.                 1,280,220     2,767,600    0.9
                                                  86,800  +Odyssey Re Holdings Corp.              1,562,400     1,568,476    0.5
                                                  16,300  +Willis Group Holdings Limited            220,050       289,325    0.1
                                                                                                 ----------     ---------    ---
                                                                                                  5,028,530     6,580,401    2.2
                 -------------------------------------------------------------------------------------------------------------------
                 Leisure Equipment &              90,000  +Take-Two Interactive Software, Inc.    1,168,435     1,665,000    0.6
                 Products
                 -------------------------------------------------------------------------------------------------------------------
                 Machinery                        34,200   Cummins Engine Company, Inc.           1,228,378     1,323,540    0.4
                                                  50,000  +Flowserve Corporation                  1,124,412     1,537,500    0.5
                                                 119,000   The Manitowoc Co., Inc.                3,034,832     3,510,500    1.2
                                                  25,200  +SPX Corporation                        2,002,723     3,154,537    1.1
                                                                                                 ----------     ---------    ---
                                                                                                  7,390,345     9,526,077    3.2
                 -------------------------------------------------------------------------------------------------------------------
                 Media                            97,600   A.H. Belo Corporation (Class A)        1,679,870     1,838,784    0.6
                                                  32,900  +Aether Systems, Inc.                     428,478       279,650    0.1
                                                 129,100   Penton Media, Inc.                     2,149,236     2,259,250    0.8
                                                  60,000  +Radio One, Inc. (Class D)              1,028,200     1,314,000    0.4
                                                                                                 ----------     ---------    ---
                                                                                                  5,285,784     5,691,684    1.9
                 -------------------------------------------------------------------------------------------------------------------
                 Metals & Mining                 167,000   AK Steel Holding Corporation           2,083,640     2,094,180    0.7
                                                 121,900  +Steel Dynamics, Inc.                   1,233,535     1,511,560    0.5
                                                                                                 ----------     ---------    ---
                                                                                                  3,317,175     3,605,740    1.2
                 -------------------------------------------------------------------------------------------------------------------
                 Multi-Utilities                   6,100  +Aquila, Inc.                             146,400       150,365    0.1
                                                  30,300  +NRG Energy, Inc.                         863,177       669,025    0.2
                                                  62,400   Vectren Corporation                    1,327,152     1,291,680    0.4
                                                                                                 ----------     ---------    ---
                                                                                                  2,336,729     2,111,070    0.7
                 -------------------------------------------------------------------------------------------------------------------
                 Pharmaceuticals                  45,000  +Molecular Devices Corporation            818,912       891,000    0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Road & Rail                     175,900  +Arkansas Best Corporation              3,381,359     4,043,941    1.4
                                                  97,000   Roadway Express, Inc.                  2,316,818     2,302,780    0.8
                                                  21,800   USFreightways Corporation                688,262       643,100    0.2
                                                 140,400  +Yellow Corporation                     2,608,740     2,611,440    0.9
                                                                                                 ----------     ---------    ---
                                                                                                  8,995,179     9,601,261    3.3
                 -------------------------------------------------------------------------------------------------------------------
                 Semiconductor Equipment &        54,200  +Exar Corporation                       1,181,021     1,070,992    0.4
                 Products                         80,000  +Lattice Semiconductor Corporation      1,500,172     1,952,000    0.7
                                                  11,600  +Multilink Technology Corporation         104,400       152,424    0.0
                                                  30,000  +Zoran Corporation                        484,740       883,500    0.3
                                                                                                 ----------     ---------    ---
                                                                                                  3,270,333     4,058,916    1.4
                 -------------------------------------------------------------------------------------------------------------------
                 Software                        107,500  +SERENA Software, Inc.                  1,319,151     3,870,000    1.3
                                                  11,700  +Symantec Corporation                     551,324       507,780    0.2
                                                                                                 ----------     ---------    ---
                                                                                                  1,870,475     4,377,780    1.5
                 -------------------------------------------------------------------------------------------------------------------
                 Specialty Retail                 56,000  +AnnTaylor Stores Corporation           1,479,864     2,004,800    0.7
                                                  76,500  +Barnes & Noble, Inc.                   1,466,118     3,010,275    1.0
                                                                                                 ----------     ---------    ---
                                                                                                  2,945,982     5,015,075    1.7
                 -------------------------------------------------------------------------------------------------------------------
                 Wireless Telecommunication       30,200  +Price Communications Corporation         594,940       609,738    0.2
                 Services
                 -------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in the United
                                                           States                                15,134,776   135,561,981   45.7
===================================================================================================================================
                                                           Total Investments in North America    19,289,198   139,945,954   47.2
===================================================================================================================================
PACIFIC BASIN
===================================================================================================================================
Australia        Industrial Conglomerates        754,100   Southcorp Limited                      2,417,663     2,915,068    1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Metals & Mining               4,776,700  +Lihir Gold Limited                     1,813,398     2,208,608    0.7
                                               2,995,000   M.I.M. Holdings Limited                1,693,944     1,826,111    0.6
                                                                                                 ----------     ---------    ---
                                                                                                  3,507,342     4,034,719    1.3
                 -------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Australia         5,925,005     6,949,787    2.3
===================================================================================================================================
China            Automobiles                      36,600   Brilliance China Automotive Holdings
                                                           Limited (ADR)*                           942,893     915,000      0.3
                                               5,744,000   Qingling Motor Company 'H'               583,925     1,399,197    0.5
                 -------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in China             1,526,818     2,314,197    0.8
===================================================================================================================================
Hong Kong        Diversified Financials          535,000   Hong Kong Exchanges & Clearing Ltd.    1,165,082       953,410    0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Real Estate                     505,000   China Resources Beijing Land Limited     108,726       142,438    0.0
                                               2,895,500   Henderson China Holdings Limited       1,110,971     1,382,805    0.5
                                                                                                 ----------     ---------    ---
                                                                                                  1,219,697     1,525,243    0.5
                 -------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Hong Kong         2,384,779     2,478,653    0.8
===================================================================================================================================
Indonesia        Tobacco                       2,500,500   PT Hanjaya Mandala Sampoerna Tbk       3,354,854     3,523,532    1.2
                 -------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Indonesia         3,354,854     3,523,532    1.2
===================================================================================================================================
Japan            Auto Components                 218,000   Stanley Electric Co., Ltd.             1,798,512     2,025,834    0.7
                                                 275,000   Toyo Radiator Co., Ltd.                1,087,660     1,031,911    0.3
                                                                                                 ----------     ---------    ---
                                                                                                  2,886,172     3,057,745    1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Chemicals                       132,000   Mitsui Chemicals Inc.                    622,941       530,244    0.2
                                                 248,000   Zeon Corporation                       1,137,419     1,093,650    0.4
                                                                                                 ----------     ---------    ---
                                                                                                  1,760,360     1,623,894    0.6
                 -------------------------------------------------------------------------------------------------------------------


                                    10 & 11

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

PACIFIC BASIN                                     Shares                                                               Percent of
(concluded)      Industries                        Held                Investments               Cost         Value    Net Assets
==================================================================================================================================
Japan            Construction &                   58,000   Chudenko Corporation             $    833,149  $    872,418    0.3%
(concluded)      Engineering                     284,000   Okumura Corporation                 1,237,823     1,045,189    0.4
                                                                                            ------------  ------------  -----
                                                                                               2,070,972     1,917,607    0.7
                 -----------------------------------------------------------------------------------------------------------------
                 Electrical Equipment             30,000   Eneserve Corporation                1,158,907     1,262,829    0.4
                                                 195,000   Kinden Corporation                  1,225,514     1,211,714    0.4
                                                                                            ------------  ------------  -----
                                                                                               2,384,421     2,474,543    0.8
                 -----------------------------------------------------------------------------------------------------------------
                 Food & Drug Retailing            62,000   Sugi Pharmacy Co., Ltd.             2,600,503     2,038,165    0.7
                 -----------------------------------------------------------------------------------------------------------------
                 Food Products                   240,000   Yakult Honsha Co., Ltd.             2,777,346     2,588,198    0.9
                 -----------------------------------------------------------------------------------------------------------------
                 Household Durables               21,100   Goldcrest Co., Ltd.                   972,225     1,150,417    0.4
                                                  10,550  +Goldcrest Co., Ltd.                   486,039       575,208    0.2
                                                                                            ------------  ------------  -----
                                                                                               1,458,264     1,725,625    0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Leisure Equipment & Products     61,000   Aruze Corporation                   2,387,876     2,303,640    0.8
                                                  43,000   Capcom Company, Ltd.                1,358,622     1,489,416    0.5
                                                                                            ------------  ------------  -----
                                                                                               3,746,498     3,793,056    1.3
                 -----------------------------------------------------------------------------------------------------------------
                 Machinery                        32,200   Union Tool Co.                      1,612,217     1,329,618    0.4
                 -----------------------------------------------------------------------------------------------------------------
                 Metals & Mining               1,605,000   Kawasaki Steel Corporation          1,895,083     1,904,587    0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Pharmaceuticals                  27,700   Colin Corporation                   2,523,762     3,242,623    1.1
                                                  53,000   Kyorin Pharmaceutical Co., Ltd.     1,995,567     2,010,022    0.7
                                                  93,000   Nipro Corporation                   1,243,490     1,263,911    0.4
                                                 232,000   Welfide Corporation                 2,046,360     2,388,454    0.8
                                                                                            ------------  ------------  -----
                                                                                               7,809,179     8,905,010    3.0
                 -----------------------------------------------------------------------------------------------------------------
                 Software                         99,000   Justsystem Corporation              2,734,083     1,706,623    0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Specialty Retail                    414   Kyoto Kimono Yuzen Co., Ltd.        2,275,924     1,958,467    0.6
                                                  24,000   Yamada Denki                        2,101,251     1,962,797    0.7
                                                                                            ------------  ------------  -----
                                                                                               4,377,175     3,921,264    1.3
                 -----------------------------------------------------------------------------------------------------------------
                 Textiles & Apparel              470,000   Gunze Limited                       1,732,128     1,887,989    0.6
                                                 106,000   Tokyo Style Co., Ltd.               1,208,416     1,181,366    0.4
                                                                                            ------------  ------------  -----
                                                                                               2,940,544     3,069,355    1.0
                 -----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Japan         41,052,817    40,055,290   13.5
==================================================================================================================================
Philippines      Diversified Telecommunication   160,100   Philippine Long Distance
                 Services                                  Telephone Company                   2,228,761     2,214,068    0.7
                                                  39,900   Philippine Long Distance
                                                           Telephone Company (ADR)*              555,000       560,595    0.2
                 -----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in the
                                                           Philippines                         2,783,761     2,774,663    0.9
==================================================================================================================================
Singapore        Food Products                 1,262,000   Cerebos Pacific Limited             2,443,742     1,849,363    0.6
                 -----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Singapore      2,443,742     1,849,363    0.6
==================================================================================================================================
South Korea      Banks                           258,030   Kookmin Bank                        3,032,398     3,462,225    1.2
                                                 268,330   Shinhan Bank                        2,399,981     2,754,483    0.9
                                                                                            ------------  ------------  -----
                                                                                               5,432,379     6,216,708    2.1
                 -----------------------------------------------------------------------------------------------------------------
                 Metals & Mining                  25,000   Pohang Iron & Steel Company Ltd.    1,706,550     1,999,231    0.7
                 -----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in South Korea    7,138,929     8,215,939    2.8
==================================================================================================================================
Taiwan           Leisure Equipment & Products    203,552   Premier Image Technology Corp.
                                                           (GDR)**                             1,862,067     1,414,687    0.5
                 -----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Taiwan         1,862,067     1,414,687    0.5
==================================================================================================================================
Thailand         Construction Materials          159,000  +The Siam Cement Public Company
                                                           Limited                             1,337,155     1,720,627    0.6
                 -----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Thailand       1,337,155     1,720,627    0.6
==================================================================================================================================
                                                           Total Investments in the
                                                           Pacific Basin                      69,809,927    71,296,738   24.0
==================================================================================================================================
SHORT-TERM                                      Face
SECURITIES                                      Amount                       Issue
==================================================================================================================================
                 Commercial Paper***          $5,517,000   General Motors Acceptance
                                                           Corp., 4.13% due 7/02/2001          5,515,734     5,515,734    1.9
                                               5,000,000   Wal-Mart Stores, Inc., 3.75%
                                                           due 7/10/2001                       4,994,792     4,994,792    1.7
                 -----------------------------------------------------------------------------------------------------------------
                                                           Total Investments in
                                                           Short-Term Securities              10,510,526    10,510,526    3.6
==================================================================================================================================
                 Total Investments                                                          $267,619,895   285,946,125   96.4
                                                                                            ============
                 Variation Margin on Financial Futures Contracts****                                           106,011    0.0
                 Unrealized Appreciation on Forward Foreign Exchange Contracts*****                            125,619    0.1
                 Other Assets Less Liabilities                                                              10,436,112    3.5
                                                                                                          ------------  -----
                 Net Assets                                                                               $296,613,867  100.0%
                                                                                                          ============  =====
==================================================================================================================================

   + Non-income producing security.
   * American Depositary Receipts (ADR).
  ** Global Depositary Receipts (GDR).
 *** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. **** Financial futures contracts sold as of June 30, 2001 were as follows:

--------------------------------------------------------------------------------
Number of                                Expiration
Contracts          Issue                     Date                  Value
--------------------------------------------------------------------------------
   80       NASDAQ 100 Futures          September 2001          $14,772,000
--------------------------------------------------------------------------------
Total Financial Futures Contracts
Sold (Total Contract Price--$14,878,011)                        $14,772,000
                                                                ===========
--------------------------------------------------------------------------------

***** Forward foreign exchange contracts as of June 30, 2001 were as follows:

--------------------------------------------------------------------------------
Foreign                            Settlement                 Unrealized
Currency Sold                         Date                   Appreciation
--------------------------------------------------------------------------------
(yen)2,619,120,000               September 2001               $  125,619
--------------------------------------------------------------------------------
Total Unrealized Appreciation on Forward
Foreign Exchange Contracts
(US$ Commitment--$21,314,453)                                 $  125,619
                                                              ==========
--------------------------------------------------------------------------------
(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.


                                    12 & 13

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

STATEMENT OF ASSETS AND LIABILITIES


                     As of June 30, 2001
==================================================================================================================================
Assets:             Investments, at value (identified cost--$267,619,895) ........................                    $285,946,125
                    Unrealized appreciation on forward foreign exchange contracts ................                         125,619
                    Foreign cash .................................................................                       5,093,145
                    Receivables:
                      Securities sold ............................................................   $  11,797,803
                      Capital shares sold ........................................................       1,854,140
                      Dividends ..................................................................         324,038
                      Variation margin ...........................................................         106,011      14,081,992
                                                                                                     -------------
                    Prepaid registration fees and other assets ...................................                          30,365
                                                                                                                      ------------
                    Total assets .................................................................                     305,277,246
                                                                                                                      ------------
==================================================================================================================================
Liabilities:        Payables:
                      Securities purchased .......................................................       7,669,908
                      Capital shares redeemed ....................................................         395,787
                      Investment adviser .........................................................         191,787
                      Distributor ................................................................         144,861       8,402,343
                                                                                                     -------------
                    Accrued expenses and other liabilities .......................................                         261,036
                                                                                                                      ------------
                    Total liabilities ............................................................                       8,663,379
                                                                                                                      ------------
==================================================================================================================================
Net Assets:         Net assets ...................................................................                    $296,613,867
                                                                                                                      ============
==================================================================================================================================
Net Assets          Class A Common Stock, $.10 par value, 100,000,000 shares authorized ..........                    $    388,440
Consist of:         Class B Common Stock, $.10 par value, 100,000,000 shares authorized ..........                         713,321
                    Class C Common Stock, $.10 par value, 100,000,000 shares authorized ..........                         236,601
                    Class D Common Stock, $.10 par value, 100,000,000 shares authorized ..........                         305,245
                    Paid-in capital in excess of par .............................................                     289,027,429
                    Undistributed investment income--net .........................................                       4,476,360
                    Accumulated realized capital losses on investments and foreign
                      currency transactions--net .................................................                     (15,007,262)
                    Accumulated distributions in excess of realized capital gains
                      on investments and foreign currency transactions--net ......................                      (1,822,826)
                    Unrealized appreciation on investments and foreign currency
                      transactions--net ..........................................................                      18,296,559
                                                                                                                      ------------
                    Net assets ...................................................................                    $296,613,867
                                                                                                                      ============
==================================================================================================================================
Net Asset           Class A--Based on net assets of $71,194,253 and 3,884,397 shares outstanding .                    $      18.33
Value:                                                                                                                ============
                    Class B--Based on net assets of $127,866,936 and 7,133,211 shares outstanding                     $      17.93
                                                                                                                      ============
                    Class C--Based on net assets of $41,920,284 and 2,366,007 shares outstanding .                    $      17.72
                                                                                                                      ============
                    Class D--Based on net assets of $55,632,394 and 3,052,448 shares outstanding .                    $      18.23
                                                                                                                      ============
==================================================================================================================================

                    See Notes to Financial Statements

STATEMENT OF  OPERATIONS


                    For the Year Ended June 30, 2001
==================================================================================================================================
Investment          Dividends (net of $246,392 foreign withholding tax) ..........................                    $  2,819,262
Income:             Interest and discount earned .................................................                       1,303,604
                    Other ........................................................................                          13,207
                                                                                                                      ------------
                    Total income .................................................................                       4,136,073
                                                                                                                      ------------
==================================================================================================================================
Expenses:           Investment advisory fees .....................................................   $   2,093,337
                    Account maintenance and distribution fees--Class B ...........................       1,188,158
                    Account maintenance and distribution fees--Class C ...........................         316,959
                    Transfer agent fees--Class B .................................................         197,499
                    Accounting services ..........................................................         196,835
                    Custodian fees ...............................................................         179,182
                    Professional fees ............................................................         103,595
                    Account maintenance fees--Class D ............................................          93,503
                    Transfer agent fees--Class A .................................................          84,504
                    Printing and shareholder reports .............................................          79,646
                    Registration fees ............................................................          62,281
                    Transfer agent fees--Class C .................................................          56,910
                    Transfer agent fees--Class D .................................................          54,608
                    Directors' fees and expenses .................................................          51,953
                    Pricing fees .................................................................           6,770
                    Other ........................................................................          23,564
                                                                                                      ------------
                    Total expenses ...............................................................                       4,789,304
                                                                                                                      ------------
                    Investment loss--net .........................................................                        (653,231)
                                                                                                                      ------------
==================================================================================================================================
Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net ...........................................................     (15,021,106)
(Loss) on             Foreign currency transactions--net ..........................................      5,143,435      (9,877,671)
Investments &                                                                                         ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net ...........................................................      (2,074,148)
                      Foreign currency transactions--net .........................................        (119,638)     (2,193,786)
                                                                                                      ------------    ------------
                    Net Decrease in Net Assets Resulting from Operations .........................                    $(12,724,688)
                                                                                                                      ============
==================================================================================================================================

                    See Notes to Financial Statements.


                                    14 & 15

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         For the Year Ended
                                                                                                               June 30,
                                                                                                    -------------------------------
                      Increase (Decrease) in Net Assets:                                                 2001             2000
===================================================================================================================================
Operations:           Investment loss--net ......................................................   $    (653,231)   $    (850,781)
                      Realized gain (loss) on investments and foreign currency
                        transactions--net .......................................................      (9,877,671)      24,939,395
                      Change in unrealized appreciation/depreciation on investments
                        and foreign currency transactions--net ..................................      (2,193,786)      13,146,288
                                                                                                    -------------    -------------
                      Net increase (decrease) in net assets resulting from operations ...........     (12,724,688)      37,234,902
                                                                                                    -------------    -------------
==================================================================================================================================
Distributions to      Realized gain on investments--net:
Shareholders:           Class A .................................................................      (1,964,819)              --
                        Class B .................................................................      (3,639,326)              --
                        Class C .................................................................      (1,027,008)              --
                        Class D .................................................................      (1,137,592)              --
                      In excess of realized gain on investments--net:
                        Class A .................................................................        (461,017)              --
                        Class B .................................................................        (853,916)              --
                        Class C .................................................................        (240,973)              --
                        Class D .................................................................        (266,920)              --
                                                                                                    -------------    -------------
                      Net decrease in net assets resulting from distributions to shareholders ...      (9,591,571)              --
                                                                                                    -------------    -------------
==================================================================================================================================
Capital Share         Net increase in net assets derived from capital share transactions ........     136,499,377       96,811,969
Transactions:                                                                                       -------------    -------------
==================================================================================================================================
Net Assets:           Total increase in net assets ..............................................     114,183,118      134,046,871
                      Beginning of year .........................................................     182,430,749       48,383,878
                                                                                                    -------------    -------------
                      End of year* ..............................................................   $ 296,613,867    $ 182,430,749
                                                                                                    =============    =============
==================================================================================================================================
                    * Undistributed investment income--net ......................................   $   4,476,360    $          --
                                                                                                    =============    =============
==================================================================================================================================

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                     Class A
                   The following per share data and ratios have been derived ------------------------------------------------------
                   from information provided in the financial statements.                  For the Year Ended June 30,
                                                                             ------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                     2001        2000       1999        1998        1997
===================================================================================================================================
Per Share          Net asset value, beginning of year ....................   $ 19.84     $ 10.46    $  9.45     $ 10.69     $ 10.86
Operating                                                                    -------     -------    -------     -------     -------
Performance:       Investment income (loss)--net+ ........................       .08         .02       (.06)       (.01)        .01
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...............       (.77)       9.36       1.26        (.81)        .72
                                                                             -------     -------    -------     -------     -------
                   Total from investment operations ......................      (.69)       9.38       1.20        (.82)        .73
                                                                             -------     -------    -------     -------     -------
                   Less dividends and distributions:
                     Investment income--net ...............................      --           --       (.19)         --        (.09)
                     In excess of investment income--net ................        --           --         --          --        (.22)
                     Realized gain on investments--net ...................      (.66)         --         --          --        (.59)
                     In excess of realized gain on investments-- net .....      (.16)         --         --        (.42)         --
                                                                             -------     -------    -------     -------     -------
                   Total dividends and distributions .....................      (.82)         --       (.19)       (.42)       (.90)
                                                                             -------     -------    -------     -------     -------
                   Net asset value, end of year ..........................   $ 18.33     $ 19.84    $ 10.46     $  9.45     $ 10.69
===================================================================================================================================
Total Investment   Based on net asset value per share ....................    (3.60%)     89.67%     13.24%      (7.15%)      7.53%
Return:*                                                                     =======     =======    =======     =======     =======
===================================================================================================================================
Ratios to          Expenses ..............................................     1.28%       1.32%      2.10%       1.63%       1.53%
Average                                                                      =======     =======    =======     =======     =======
New Assets:        Investment income (loss)--net .........................      .42%        .12%      (.68%)      (.15%)       .13%
                                                                             =======     =======    =======     =======     =======
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ................   $71,194     $38,039    $ 4,239     $ 4,376     $ 5,508
Data:                                                                        =======     =======    =======     =======     =======
                   Portfolio turnover ....................................   179.58%     215.09%    228.19%      52.73%      63.17%
                                                                             =======     =======    =======     =======     =======
===================================================================================================================================

* Total investment returns exclude the effects of sales charges.
+ Based on average shares outstanding.

                   See Notes to Financial Statements.


                                    16 & 17

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

 FINANCIAL HIGHLIGHTS (concluded)

                                                                                                     Class B
                   The following per share data and ratios have been derived ------------------------------------------------------
                   from information provided in the financial statements.                  For the Year Ended June 30,
                                                                             ------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                     2001        2000       1999        1998       1997
===================================================================================================================================
Per Share          Net asset value, beginning of year ................... $  19.51     $ 10.39     $   9.28     $  10.54   $  10.71
                                                                          --------     -------     --------     --------   --------
Operating          Investment loss--net+ ................................     (.12)       (.19)        (.15)        (.12)      (.10)
Performance        Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...............     (.75)       9.31         1.26         (.78)       .72
                                                                          --------     -------     --------     --------   --------
                   Total from investment operations .....................     (.87)       9.12         1.11         (.90)       .62
                                                                          --------     -------     --------     --------   --------
                   Less dividends and distributions:
                     Investment income--net .............................       --          --           --++         --       (.06)
                     In excess of investment income--net ................       --          --           --           --       (.14)
                     Realized gain on investments--net ..................     (.58)         --           --           --       (.59)
                     In excess of realized gain on investments--net .....     (.13)         --           --         (.36)        --
                                                                          --------     -------     --------     --------   --------
                   Total dividends and distributions ....................     (.71)         --           --         (.36)      (.79)
                                                                          --------     -------     --------     --------   --------
                   Net asset value, end of year ......................... $  17.93     $ 19.51     $  10.39     $   9.28   $  10.54
                                                                          ========     =======     ========     ========   ========
===================================================================================================================================
Total Investment   Based on net asset value per share ...................   (4.57%)     87.78%       12.01%       (8.15%)     6.47%
Return:*                                                                  ========     =======     ========     ========   ========
===================================================================================================================================
Ratios to          Expenses ............................................     2.30%       2.43%        3.16%        2.67%      2.58%
Average                                                                   ========     =======     ========     ========   ========
Net Assets:        Investment loss--net .................................    (.64%)     (1.16%)      (1.74%)      (1.25%)    (1.00%)
                                                                          ========     =======     ========     ========   ========
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ............... $127,867     $97,975     $ 34,320     $ 57,424   $111,261
Data:                                                                     ========     =======     ========     ========   ========
                   Portfolio turnover ...................................  179.58%     215.09%      228.19%       52.73%     63.17%
                                                                          ========     =======     ========     ========   ========
===================================================================================================================================

                                                                                                     Class C
                   The following per share data and ratios have been derived ------------------------------------------------------
                   from information provided in the financial statements.                  For the Year Ended June 30,
                                                                             ------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                     2001        2000       1999        1998        1997
===================================================================================================================================
Per Share          Net asset value, beginning of year .................. $  19.34     $ 10.30     $   9.25     $  10.52     $ 10.71
Operating                                                                --------     -------     --------     --------     -------
Performance:       Investment loss--net+ ...............................     (.11)       (.15)        (.15)        (.12)       (.10)
                   Realized and unrealized gain (loss) on
                   investments and foreign currency transactions--net ..     (.75)       9.19         1.25         (.79)        .71
                                                                         --------     -------     --------     --------     -------
                   Total from investment operations ....................     (.86)       9.04         1.10         (.91)        .61
                                                                         --------     -------     --------     --------     -------
                   Less dividends and distributions:
                     Investment income--net ............................       --          --         (.05)          --        (.06)
                     In excess of investment income--net ...............       --          --           --           --        (.15)
                     Realized gain on investments--net .................     (.62)         --           --           --        (.59)
                     In excess of realized gain on investments--net ....     (.14)         --           --         (.36)         --
                                                                         --------     -------     --------     --------     -------
                   Total dividends and distributions ...................     (.76)         --         (.05)        (.36)       (.80)
                                                                         --------     -------     --------     --------     -------
                   Net asset value, end of year ........................ $  17.72     $ 19.34     $  10.30     $   9.25     $ 10.52
                                                                         ========     =======     ========     ========     =======
===================================================================================================================================
Total Investment   Based on net asset value per share ..................   (4.57%)     87.77%       12.08%       (8.19%)      6.38%
Return:*                                                                 ========     =======     ========     ========     =======
===================================================================================================================================
Ratios to          Expenses ............................................    2.32%       2.35%        3.17%        2.69%       2.60%
Average                                                                  ========     =======     ========     ========     =======
Net Assets:        Investment loss--net ................................    (.61%)      (.89%)      (1.76%)      (1.23%)     (1.00%)
                                                                         ========     =======     ========     ========     =======
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands) .............. $ 41,920     $19,511     $  2,623     $  4,312     $ 5,962
Data:                                                                    ========     =======     ========     ========     =======
                   Portfolio turnover ..................................  179.58%     215.09%      228.19%       52.73%      63.17%
                                                                         ========     =======     ========     ========     =======
===================================================================================================================================

                                                                                                     Class D
                   The following per share data and ratios have been derived ------------------------------------------------------
                   from information provided in the financial statements.                  For the Year Ended June 30,
                                                                             ------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                     2001        2000       1999        1998        1997
===================================================================================================================================
Per Share          Net asset value, beginning of year .................. $  19.76     $ 10.44     $   9.41     $  10.66     $ 10.83
Operating                                                                --------     -------     --------     --------     -------
Performance:       Investment income (loss)--net+ ......................      .03        (.05)        (.08)        (.05)       (.02)
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ..............     (.77)       9.37         1.25         (.79)        .72
                                                                         --------     -------     --------     --------     -------
                   Total from investment operations ....................     (.74)       9.32         1.17         (.84)        .70
                                                                         --------     -------     --------     --------     -------
                   Less dividends and distributions:
                     Investment income--net ............................       --          --         (.14)          --        (.08)
                     In excess of investment income--net ...............       --          --           --           --        (.20)
                     Realized gain on investments--net .................     (.64)         --           --           --        (.59)
                     In excess of realized gain on investments--net ....     (.15)         --           --         (.41)         --
                                                                         --------     -------     --------     --------     -------
                   Total dividends and distributions ...................     (.79)         --         (.14)        (.41)       (.87)
                                                                         --------     -------     --------     --------     -------
                   Net asset value, end of year ........................ $  18.23     $ 19.76     $  10.44     $   9.41     $ 10.66
                                                                         ========     =======     ========     ========     =======
===================================================================================================================================
Total Investment   Based on net asset value per share ..................   (3.83%)     89.27%       12.91%       (7.43%)      7.27%
Return:*                                                                 ========     =======     ========     ========     =======
===================================================================================================================================
Ratios to          Expenses ............................................    1.54%       1.64%        2.36%        1.88%       1.80%
Average                                                                  ========     =======     ========     ========     =======
Net Assets:        Investment income (loss)--net .......................     .16%       (.32%)       (.92%)       (.46%)      (.21%)
                                                                         ========     =======     ========     ========     =======
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands) .............. $ 55,633     $26,906     $  7,202     $ 11,026     $19,441
Data:                                                                    ========     =======     ========     ========     =======
                   Portfolio turnover .................................   179.58%     215.09%      228.19%       52.73%      63.17%
                                                                         ========     =======     ========     ========     =======
===================================================================================================================================

 * Total investment returns exclude the effects of sales charges.
 + Based on average shares outstanding.
++ Amount is less than $.01 per share.

   See Notes to Financial Statements.


                                    18 & 19

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge.
All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective July 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of June 30, 2001, no debt securities were held by the Fund.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $5,129,591 have been reclassified between accumulated net realized capital losses and undistributed net investment

                                    20 & 21

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .85%, on an annual basis, of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount that MLIM actually receives. For the year ended June 30, 2001, MLIM paid MLAM U.K. a fee of $246,553 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account        Distribution
                                               Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class B .....................................        .25%              .75%
Class C .....................................        .25%              .75%
Class D .....................................        .25%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                               FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A .............................        $   106              $  1,646
Class D .............................        $35,190              $387,094
--------------------------------------------------------------------------------

For the year ended June 30, 2001, MLPF&S received contingent deferred sales arges of $132,253 and $20,147 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $3,628 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $136,047 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $133,674 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FAMD, FDS and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2001 were $512,406,181 and $397,449,111, respectively.

Net realized gains (losses) for the year ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                 Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Investments:
  Long-term .................................  $ (3,426,419)      $ 18,326,230
  Short-term ................................         2,612                 --
  Financial futures contracts ...............   (11,597,299)           106,011
                                               ------------       ------------
Total investments ...........................   (15,021,106)        18,432,241
                                               ------------       ------------
Currency transactions:
  Forward foreign exchange
  contracts .................................     3,930,548            125,619
  Foreign currency transactions .............     1,212,887           (261,301)
                                               ------------       ------------
Total currency transactions .................     5,143,435           (135,682)
                                               ------------       ------------
Total .......................................  $ (9,877,671)      $ 18,296,559
                                               ============       ============
--------------------------------------------------------------------------------

As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $16,524,455, of which $34,719,913 related to appreciated securities and $18,195,458 related to depreciated securities. The aggregate cost of investments at June 30, 2001 for Federal income tax purposes was $269,421,670.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $136,499,377 and $96,811,969 for the years ended June 30, 2001 and June 30,
2000, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                         Dollar
Ended June 30, 2001                                   Shares        Amount
-------------------------------------------------------------------------------
Shares sold ....................................      3,180,033  $ 61,385,118
Shares issued to shareholders in
reinvestment of distributions ..................        124,677     2,314,020
                                                     ----------  ------------
Total issued ...................................      3,304,710    63,699,138
Shares redeemed ................................     (1,337,861)  (25,060,569)
                                                     ----------  ------------
Net increase ...................................      1,966,849  $ 38,638,569
                                                     ==========  ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                         Dollar
Ended June 30, 2000                                    Shares       Amount
-------------------------------------------------------------------------------
Shares sold ....................................      2,199,464  $ 43,551,837
Shares redeemed ................................       (687,356)  (13,143,010)
                                                      ---------  ------------
Net increase ...................................      1,512,108  $ 30,408,827
                                                      =========  ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                         Dollar
Ended June 30, 2001                                   Shares        Amount
-------------------------------------------------------------------------------
Shares sold ....................................      3,366,404  $ 64,845,730
Shares issued to shareholders in
reinvestment of distributions ..................        193,831     3,537,415
                                                     ----------  ------------
Total issued ...................................      3,560,235    68,383,145
Automatic conversion of shares .................       (215,666)   (4,100,733)
Shares redeemed ................................     (1,233,714)  (22,836,756)
                                                     ----------  ------------
Net increase ...................................      2,110,855  $ 41,445,656
                                                     ==========  ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                         Dollar
Ended June 30, 2000                                    Shares       Amount
-------------------------------------------------------------------------------
Shares sold ....................................      2,994,696  $ 58,921,185
Automatic conversion of shares .................       (104,929)   (1,959,636)
Shares redeemed ................................     (1,171,112)  (19,488,404)
                                                     ----------  ------------
Net increase ...................................      1,718,655  $ 37,473,145
                                                     ==========  ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                         Dollar
Ended June 30, 2001                                   Shares        Amount
-------------------------------------------------------------------------------
Shares sold ....................................      1,693,145  $ 31,930,066
Shares issued to shareholders in
reinvestment of distributions ..................         63,787     1,150,709
                                                      ---------  ------------
Total issued ...................................      1,756,932    33,080,775
Shares redeemed ................................       (399,680)   (7,266,241)
                                                      ---------  ------------
Net increase ...................................      1,357,252  $ 25,814,534
                                                      =========  ============
-------------------------------------------------------------------------------


                                    22 & 23

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                         Dollar
Ended June 30, 2000                                    Shares       Amount
-------------------------------------------------------------------------------
Shares sold ....................................      1,246,820  $ 24,356,767
Shares redeemed ................................       (492,754)   (9,286,348)
                                                      ---------  ------------
Net increase ...................................        754,066  $ 15,070,419
                                                      =========  ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                         Dollar
Ended June 30, 2001                                   Shares        Amount
-------------------------------------------------------------------------------
Shares sold ....................................      1,892,430  $ 34,457,956
Automatic conversion of shares .................        212,545     4,100,733
Shares issued to shareholders in
reinvestment of distributions ..................         63,598     1,175,286
                                                      ---------  ------------
Total issued ...................................      2,168,573    39,733,975
Shares redeemed ................................       (478,073)   (9,133,357)
                                                      ---------  ------------
Net increase ...................................      1,690,500  $ 30,600,618
                                                      =========  ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                         Dollar
Ended June 30, 2000                                     Shares      Amount
-------------------------------------------------------------------------------
Shares sold ....................................        877,788  $ 17,504,369
Automatic conversion of shares .................        103,905     1,959,636
                                                       --------  ------------
Total issued ...................................        981,693    19,464,005
Shares redeemed ................................       (309,642)   (5,604,427)
                                                       --------  ------------
Net increase ...................................        672,051  $ 13,859,578
                                                       ========  ============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended June 30, 2001.

6. Commitments:

At June 30, 2001, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $2,383,000 and $1,876,000, respectively.

7. Security Loans:

At June 30, 2001, the Fund held collateral having an aggregate value of approximately $714,000 as collateral for portfolio securities loaned having a market value of approximately $600,000.

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global SmallCap Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
August 9, 2001


                                    24 & 25

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 2001

PORTFOLIO INFORMATION (unaudited)

Worldwide Investments As of 6/30/01

                                                Country of          Percent of
Ten Largest Holdings                             Origin             Net Assets

Mandalay Resort Group .......................  United States           1.4%
Arkansas Best Corporation ...................  United States           1.4
Leica Geosystems AG .........................  Switzerland             1.4
SERENA Software, Inc. .......................  United States           1.3
Lear Corporation ............................  United States           1.2
Caremark Rx, Inc. ...........................  United States           1.2
PT Hanjaya Mandala
  Sampoerna Tbk .............................  Indonesia               1.2
The Manitowoc Co., Inc. .....................  United States           1.2
Kookmin Bank ................................  South Korea             1.2
Colin Corporation ...........................  Japan                   1.1

                                                                    Percent of
Ten Largest Industries                                              Net Assets

Banks .............................................................    7.9%
Metals & Mining ...................................................    5.1
Electronic Equipment & Instruments ................................    4.6
Road & Rail .......................................................    3.9
Auto Components ...................................................    3.8
Health Care Providers & Services ..................................    3.8
Specialty Retail ..................................................    3.6
Machinery .........................................................    3.6
Pharmaceuticals ...................................................    3.3
Media .............................................................    3.3

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Global SmallCap Fund, Inc. during the taxable year ended June 30, 2001:

=======================================================================================================================
                                                   Qualifying      Non-Qualifying          Total        Long-Term
                     Record        Payable          Ordinary          Ordinary           Ordinary       Capital
                      Date          Date             Income            Income             Income          Gains*
=======================================================================================================================
Class A Shares:
-----------------------------------------------------------------------------------------------------------------------
                   12/18/2000    12/22/2000         $.020666          $.503293           $.523959        $.292196
=======================================================================================================================
Class B Shares:
-----------------------------------------------------------------------------------------------------------------------
                   12/18/2000    12/22/2000         $.016566          $.403433           $.419999        $.292196
=======================================================================================================================
Class C Shares:
-----------------------------------------------------------------------------------------------------------------------
                   12/18/2000    12/22/2000         $.018492          $.450349           $.468841        $.292196
=======================================================================================================================
Class D Shares:
-----------------------------------------------------------------------------------------------------------------------
                   12/18/2000    12/22/2000         $.019795          $.482070           $.501865        $.292196
=======================================================================================================================

* All of the long-term capital gains distributions paid by the Fund are subject to a maximum 20% tax rate.

  The qualifying ordinary income qualifies for the dividends received deduction for corporations.

  Please retain this information for your records.


                                    26 & 27

[LOGO] Merrill Lynch  Investment Managers

                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Global SmallCap Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #18177--6/01